UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  April 25, 2006

THE MCGRAW-HILL COMPANIES, INC.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification No.)

1221 Avenue of the Americas, New York, New York		10020

(Address of Principal Executive Offices)		(Zip Code)

(212) 512-2564

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2 40.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item 2.02 and 7.01.  Disclosure of Results of Operations and Financial Condition/ Regulation FD Disclosure (Furnished Pursuant to Items 2.02 and 7.01 of Form 8-K).

          On April 25, 2006 Registrant issued an earnings release (the “Earnings Release”) containing a discussion of Registrant’s results of operations and financial condition for the first quarter ending March 31, 2006.

          The Earnings Release contains financial results presented in accordance with U.S. generally accepted accounting principles (“GAAP”) that the Company reported diluted earnings per share from continuing operations of $0.20, which includes the recently announced one-time charge of $0.04 for the  elimination of the restoration stock option program.  The first quarter results also reflect incremental stock-based compensation of $0.04.

          The Earnings Release contains three statements on the Registrant’s financial results that would not be presented in a GAAP statement of earnings to the effect that:

•

Financial Services:  “Revenue for this segment increased 9.6% in the first quarter to $600.0 million compared to the same period last year. Excluding the prior year’s revenue of $33.5 million from Corporate Value Consulting, which was sold at the end of September 2005, and the current year’s revenue from Vista Research (acquired April 1, 2005) and CRISIL, Ltd., (majority interest acquired on June 1, 2005), revenue for the first quarter grew by 13.7% on a non-GAAP basis.  Of the non-GAAP revenue growth, 52.0% was produced by structured finance, and 22.9% came from corporate and government ratings.

•

The Outlook:  “We are encouraged by our start this year, which reinforces our confidence in the earnings guidance that was provided at the end of January.  Excluding the expensing of stock options, we still expect earnings per share of $2.36 to $2.41 in 2006.

•	Exhibit 3: Exhibit 3 shows operating profit by segment excluding the incremental impact of stock-based compensation and would not be presented in a GAAP statement of earnings.

          The Registrant believes that the disclosure of this data is meaningful to shareholders and analysts in understanding the Registrant’s financial condition, and to facilitate in evaluating the strengths and weaknesses of the Registrant’s continuing businesses. In addition, this data will facilitate period to period comparisons of the financial performance of the Registrant.

•	Item 9.01. Exhibits.

(99) Earnings Release of the Registrant, dated April 25, 2006, containing a discussion of Registrant’s results of operations and financial condition for the first quarter ending March 31, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE McGRAW-HILL COMPANIES, INC.

/s/ Kenneth M. Vittor

	By:	Kenneth M. Vittor
Executive Vice President and General Counsel

Dated: April 25, 2006

INDEX TO EXHIBITS

Exhibit Number

                     (99)  Earnings Release of the Registrant, dated April 25, 2006, containing a discussion of Registrant’s results of operations and financial condition for the first quarter ending March 31, 2006.